Net finance costs (Tables)	12 Months Ended
Jun. 30, 2023
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Summary of Net Finance Costs

	2023	2022	2021
	US$M	US$M	US$M
Financial expenses
Interest expense using the effective interest rate method:
Interest on bank loans, overdrafts and all other borrowings	997	491	607
Interest capitalised at 5.71% (2022: 2.90%; 2021: 2.83%) 1	(271)	(113)	(204)
Interest on lease liabilities	130	119	102
Discounting on provisions and other liabilities	1,293	645	353
Other gains and losses:
Fair value change on hedged loans	(803)	(1,286)	(779)
Fair value change on hedging derivatives	691	1,277	704
Loss on bond repurchase 2	–	–	395
Exchange variations on net debt	9	(99)	99
Other	14	16	13

Total financial expenses	2,060	1,050	1,290

Financial income
Interest income	(529)	(81)	(67)

Net finance costs	1,531	969	1,223

1
Interest has been capitalised at the rate of interest applicable to the specific borrowings financing the assets under construction or, where financed through general borrowings, at a capitalisation rate representing the average interest rate on such borrowings. Tax relief for capitalised interest is approximately US$81 million (2022: US$34 million; 2021: US$61 million).

2
Relates to the additional cost on settlement of two multi-currency hybrid debt repurchase programs and the unwind of the associated hedges, included in a total cash payment of US$3,402 million disclosed in repayment of interest bearing liabilities in the Consolidated Cash Flow Statement.